UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2025

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices) (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, no par value per share	WINA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On October 15, 2025, Winmark Corporation (the “Company”) announced in a press release its results of operations and financial condition for the third quarter ended September 27, 2025. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.01Regulation FD Disclosure

On October 15, 2025, the Company announced in a press release its results of operations and financial condition for the third quarter ended September 27, 2025. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

On October 15, 2025, the Company also announced in a press release that its Board of Directors has approved the payment of a quarterly cash dividend to its shareholders. The quarterly dividend of $0.96 per share will be paid on December 1, 2025 to shareholders of record on the close of business on November 12, 2025. Additionally, the Board of Directors has approved the payment of a special dividend to shareholders. The special dividend of $10.00 per share will be paid on December 1, 2025 to shareholders of record on the close of business on November 12, 2025. The total amount of the special dividend will be approximately $35.6 million based on the current number of shares outstanding. Future dividends will be subject to Board approval. A copy of the press release is attached as Exhibit 99.2 of this Current Report of Form 8-K.

Item 8.01Other Events

On October 15, 2025, the Company announced in a press release that its Board of Directors has approved the payment of a quarterly cash dividend to its shareholders. The quarterly dividend of $0.96 per share will be paid on December 1, 2025 to shareholders of record on the close of business on November 12, 2025. Additionally, the Board of Directors has approved the payment of a special dividend to shareholders. The special dividend of $10.00 per share will be paid on December 1, 2025 to shareholders of record on the close of business on November 12, 2025. The total amount of the special dividend will be approximately $35.6 million based on the current number of shares outstanding. Future dividends will be subject to Board approval. A copy of the press release is attached as Exhibit 99.2 of this Current Report of Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

c
99.1	Third Quarter Results Press Release dated October 15, 2025
99.2	Quarterly Cash Dividend and Special Dividend Press Release dated October 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

co
WINMARK CORPORATION

Date: October 15, 2025	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer